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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 25, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-15062               13-4099534
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)

                One Time Warner Center, New York, New York 10019
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ----------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.


Executive Officer Compensation

On January 25, 2006, the Compensation and Human Development Committee (the "Compensation Committee") of the Board of Directors of Time Warner Inc. ("Time Warner" or the "Company") approved the following 2005 annual cash bonuses for the Company's named executive officers, as that term is defined in Item 402(a)(3) of Regulation S-K:

Name                                               2005 Annual Bonus

Richard D. Parsons                                      $7,500,000
    Chairman of the Board
    and Chief Executive Officer

Jeffrey L. Bewkes                                       $6,000,000
    President and Chief Operating
    Officer (1)

Don Logan                                               $6,000,000
    Chairman, Media & Communications
    Group (2)

Wayne H. Pace                                           $2,700,000
    Executive Vice President and
    Chief Financial Officer

Paul T. Cappuccio                                       $2,700,000
    Executive Vice President and
    General Counsel

(1) Mr. Bewkes served as Chairman, Entertainment & Networks Group during 2005 and became President and Chief Operating Officer effective January 1, 2006.

(2) Mr. Logan retired from the position of Chairman, Media & Communications Group effective with the close of business on December 31, 2005.

In connection with Mr. Bewkes being promoted to President and Chief Operating Officer, on January 25, 2006, the Compensation Committee also approved a change in Mr. Bewkes' annual salary to $1,250,000, retroactive to January 1, 2006 when he assumed the new responsibilities, and a discretionary annual cash bonus target of $5 million.








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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TIME WARNER INC.

                                         By:  /s/ Wayne H. Pace
                                             -----------------------------------
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date:  January 31, 2006























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